BLACKROCK NATURAL RESOURCES TRUST

(the “Fund”)

Supplement dated March 31, 2017 to

the Statement of Additional Information (“SAI”), dated November 28, 2016,

as amended or supplemented to date

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective March 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and Alastair Bishop, Thomas Holl and Skye Macpherson will become portfolio managers of the Fund.

Effective March 31, 2017, the following changes are made to the SAI:

The table under the subsection of the SAI entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Manager—Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alastair Bishop*	4	6	0	0	0	0
	$1.83 Billion	$3.23 Billion	$0	$0	$0	$0
Thomas Holl*	1	10	2	0	0	0
	$989.0 Million	$7.31 Billion	$457.8 Million	$0	$0	$0
Skye Macpherson*	2	3	0	0	0	0
	$1.02 Billion	$223.0 Million	$0	$0	$0	$0

*	Information as of February 28, 2017.

The subsection of the SAI entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Manager—Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of February 28, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3-

and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: MSCI World SMID Energy Index total return (net); Wilshire 5000 Modified Energy Index, Equal Weighted; MSTAR Commodities Broad Basket; MSTAR Sector Equity Energy; MSTAR Sector Equity Alternative Energy; LIPPER Global Natural Resources Funds; LIPPER Natural Resources Funds; Euromoney Mining Index - expressed in GBP; FTSE Gold Mining Index (GBP); MSCI ACWI ex SEL CTY ENERGY + METALS & MIN SW (Client Specific); NYSE Arca Gold Miners Index EUR Net Total Return; Euromoney Global Mining Index (Close); MSCI All Country (Developed & Emerging) Metals & Mining Index; MSTAR Sector Equity Natural Resources; MSTAR Sector Equity Precious Metals; 50% HSBCMINGBP / 50% MSW_NTGBP Index, in GBP; E_GMO Historical Performance Shell; FTSE Gold Mining Index - expressed in AUD (Price); E_GF Historical Performance Shell; S&P Global Natural Resources Index - In GBP; LIPPER Natural Resources Funds; and MSTAR Sector Equity Natural Resources.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will generally be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

The table under the subsection of the SAI entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Manager—Fund Ownership” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Alastair Bishop*	None

Thomas Holl*	None

Skye Macpherson*	None

*	Information as of February 28, 2017.

The first paragraph of the subsection of the SAI entitled “Management and Advisory Arrangements—Information Regarding the Portfolio Manager—Portfolio Manager Potential Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Bishop and Holl and Ms. Macpherson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bishop and Holl and Ms. Macpherson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10301-0317SUP

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